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                                                                   EXHIBIT 10.11


                         HOUSTON INDUSTRIES INCORPORATED
                            EXECUTIVE BENEFITS PLAN

        Houston Industries Incorporated (the "Company"), a Texas corporation, hereby establishes an Executive Benefits Plan, effective June 1, 1982.

I.   PURPOSE AND DEFINITIONS

        1.01 Purpose. The purpose of the Plan is to provide salary continuation benefits and supplemental retirement, death and/or disability benefits for selected key salaried officers of the Company and its Affiliates.

        1.02 Definitions.

        (a) "Plan" means the Houston Industries Incorporated Executive Benefits Plan set forth herein, effective June 1, 1982, as the same may hereafter be amended from time to time.

        (b) "Company" means Houston Industries Incorporated, a Texas corporation, or any successor.

        (c) "Affiliate" means any corporation which has adopted this Plan and the shares of which are owned or controlled, directly or indirectly, by the Company represent eighty percent (80%), or more, of the voting power of the issued and outstanding capital stock of such corporation.


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        (d) "Participant" means an Employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan and who enters into an Executive Benefits Agreement with the Company or an Affiliate.

        (e) "Board of Directors" means the Board of Directors of the Company.

        (f) "Employee" means any active or retired officer of the Company or of an Affiliate, who is or has been compensated for such employment by a regular salary.

II.  ADMINISTRATION

        2.01 Appointment of Committee. This Plan shall be administered by the Executive Compensation Committee of the Board of Directors or such other persons who shall be appointed by the Board of Directors (hereinafter referred to as the "Committee") and by the Secretary of the Company, who shall be the Administrator of the Plan. The Board of Directors may remove a Committee member for any reason by giving him ten (10) days' written notice; the Board of Directors shall fill any vacancies thus created.

        2.02 Named Fiduciary. The Secretary of the Company, as Administrator, shall be the Named Fiduciary of the Plan.


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        2.03 Powers and Duties of Committee. The Committee shall have the following powers and duties:

        (a) To determine the eligibility of each Employee for participation in the Plan and to select Participants.

        (b) To determine the type and level of benefits to be provided each Participant under the Plan.

        (c) To set down uniform and nondiscriminatory rules of interpretation and administration of the Plan which may be modified from time to time in light of the Committee's experience.

        2.04 Powers and Duties of Administrator. The Administrator shall have the primary responsibility for the administration and operation of the Plan and shall have all powers necessary to carry out such responsibilities. The Administrator shall publish and file or cause to be published and filed or disclosed all reports and disclosures required by federal or state law. The Administrator shall keep a record of all the Committee's proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for the proper administration of the Plan.


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        2.05 Payment of Expenses. The Committee and the Administrator shall serve without compensation for their services but all of their expenses shall be paid by the Company.

        2.06 Indemnities. The Company shall indemnify each member of the Committee and the Administrator and his agents against any and all claims, loss, damage, expense or liability arising from any action or failure to act, except when the same is determined to be due to the gross negligence or willful misconduct of any such person.

        2.07 Agent For Service of Process. The Administrator shall be the agent for service of legal process for the Plan. The business address and telephone number of the Administrator, as the Named Fiduciary and Plan Administrator, are: c/o Houston Industries Incorporated, Electric Tower, Houston, Texas 77001; telephone (713) 228-2474. The Company shall have the right to change the Named Fiduciary of the Plan and shall also have the right to change the address and telephone number of the Named Fiduciary. The Company shall give each Participant under the Plan written notice of any change of the Named Fiduciary or any change in the address and telephone number of the Named Fiduciary.

III. PARTICIPATION IN THE PLAN

        3.01 Eligibility. The Committee may from time to time establish such eligibility requirements for participation



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in the Plan as it may deem appropriate; provided, however, that only active or retired salaried officers of the Company and Affiliates shall be eligible to participate in the Plan.

        3.02 Executive Benefits Agreement. Each eligible Employee chosen by the Committee to participate in the Plan shall be offered an Executive Benefits Agreement by the Company or an Affiliate setting forth the specific benefits and other provisions which the Committee has determined to be appropriate for such Employee. No Employee shall have any rights whatsoever under the Plan other than the rights and benefits granted to him under his Executive Benefits Agreement.

IV.  BENEFITS

        4.01 Salary Continuation Benefits. Each Executive Benefits Agreement entered into under this Plan shall provide for salary continuation benefits payable, in the event of the Employee's death while in the employment of the Company or an Affiliate, to the surviving spouse or other beneficiary of the Employee in such amounts and for such periods of time and subject to such conditions as the Committee in its discretion shall determine to be appropriate and shall set forth therein.



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        4.02 Supplemental Death Benefits. Each Executive Benefits Agreement may
provide for supplemental death benefits payable to the surviving spouse or other beneficiary of the Employee, in addition to benefits under the Company's Group Term Insurance Plan, in the event of the Employee's death after his retirement under the Company Retirement Plan on or after attaining age 65 or on an earlier Early Retirement Date as of which the Employee qualified for immediate payment of his unreduced Accrued Pension. Such supplemental post retirement death benefits shall be in such amounts and subject to such conditions as the Committee in its discretion may determine to be appropriate and shall set forth in the Employee's Executive Benefits Agreement.

        4.03 Supplemental Disability Benefits. Each Executive Benefits Agreement may provide supplemental disability benefits payable to the Employee, in addition to benefits under the Company's Long Term Disability Plan, in the event of his total and permanent disability in such amounts and subject to such conditions as the Committee may determine to be appropriate and shall set forth therein.

        4.04 Supplemental Retirement Benefits. Each Executive Benefits Agreement may provide for supplemental retirement benefits payable to the Employee, in addition to benefits under the Company's Retirement Plan, in the event



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of the Employee's retirement under the Company's Retirement Plan after continuing his employment beyond his attainment of age 65. Such supplemental retirement benefits shall be in such amounts and subject to such conditions as the Committee in its discretion may determine to be appropriate and shall set forth in the Employee's Executive Benefits Agreement.

        4.05 Withholding of Taxes. The Company shall deduct from the amount of any benefits payable under an Executive Benefits Agreement entered into under this Plan any taxes required to be withheld by the federal or any state or local government.

V.   RIGHTS OF PARTICIPANTS

        5.01 Limitation of Rights. Nothing in this Plan shall be construed to:

        (a) Give any Employee of the Company or an Affiliate any right to participate in the Plan;

        (b) Limit in any way the rights of the Company or any Affiliate to terminate a Participant's employment with the Company or any Affiliate at any time;

        (c) Give a Participant or any spouse or other beneficiary of a deceased Participant any interest in any fund or in any specific asset or assets of the Company or any Affiliate; or


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        (d) Be evidence of any agreement or understanding, express or implied, that the Company or any Affiliate will employ a Participant in any particular position or at any particular rate of remuneration.

        5.02 Nonalienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same will be void. No right or benefit hereunder shall be in any manner payable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits.

        5.03 Prerequisites to Benefits. No Participant, or any person claiming through a Participant, shall have any right or interest in the Plan, or any benefits hereunder unless and until all the terms, conditions and provisions of the Plan which affect such Participant or such other person shall have been compiled with as specified herein.

VI.  CLAIMS PROCEDURE

        6.01 Claim. If an Employee is denied participation or a Participant or his beneficiary (hereinafter referred to as a "Claimant") is denied all or any portion of an


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expected Plan benefit for any reason, he may file a claim with the
Administrator. The Administrator shall notify the Claimant within 60 days of allowance or denial of the claim. The notice shall be in writing, sent by mail to Claimant's last known address, and must contain the following information:

        (a) The specific reasons for the denial;

        (b) Specific reference to pertinent Plan, Executive Benefits Agreement or provision of any other document on which the denial is based;

        (c) If applicable, a description of any additional information or material necessary to perfect the claim, and an explanation of why such information or material is necessary; and an explanation of the claims review procedure.

        6.02 Claims Review Procedure.

        (a) A Claimant is entitled to request a review of any denial of his claim by the Administrator. The request for review must be submitted in writing within 60 days of mailing of notice of the denial. Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied. The Claimant or his representatives shall be entitled to review all pertinent documents, and to submit issues and comments in writing.



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        (b) The Committee shall review the claim and render the final decision.

        6.03 Final Decision. Within 60 days of mailing of a request for review, the Committee shall allow or deny the claim. The decision shall be made in writing to the Claimant. The decision shall recite the facts and reasons for denial, with specific reference to the pertinent Plan provisions.

VII. MISCELLANEOUS

        7.01 Amendment or Termination of the Plan. The Board of Directors may amend or terminate this Plan at any time. Any such amendment or termination shall not, however, adversely affect the rights of any Participant to the benefits provided under an executed Executive Benefits Agreement.

        7.02 Applicable Laws. This Plan shall be construed, administered and governed in all respects under the laws of the State of Texas.

        7.03 Non-Funding of Benefits. A life insurance or annuity contract (hereinafter referred to as a "Contract") may be applied for by the Company or an Affiliate on the life of each Participant. Such Contract, if purchased, shall be the sole, unrestricted property of the Company or an Affiliate and the Company or an Affiliate shall be designated beneficiary thereof. The amounts of compensation



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deferred pursuant to this Plan and any Contract purchased hereunder shall not at any time either before or after a Participant's retirement, be held in trust but shall instead be part of the Company's unrestricted assets subject to the claims of its general creditors. All obligations of the Company under this Plan are purely contractual and shall not be funded or secured in any way. The
Company shall not be required to exercise any option, election or right with respect to any Contract, or if it wishes to exercise any option, election or right under any Contract, it shall not be obligated to exercise such option, election or right in any particular manner.

        IN WITNESS WHEREOF, Houston Industries Incorporated has executed these presents as evidenced by the signatures of its duly authorized officers, in a number of copies, all of which shall constitute but one and the same instrument, which may be sufficiently evidenced by any such executed copy hereof, this 2nd day of June, 1982.

                                             HOUSTON INDUSTRIES INCORPORATED

                                             By /s/ H. R. DEAN
                                               --------------------------------
                                                    H. R. Dean, Vice President



ATTEST:

/s/ J. R. JOHNSTON
----------------------------
        Secretary

[SEAL]



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                         HOUSTON INDUSTRIES INCORPORATED
                             EXECUTIVE BENEFITS PLAN

                                 First Amendment

        Houston Industries Incorporated ("Company"), a Texas corporation, having established an Executive Benefits Plan, effective June 1, 1982 (the "Plan"), and having been authorized by the Board of Directors of the Company to amend the Plan as set forth herein, pursuant to Section 7.01 of the Plan, does hereby amend the Plan effective July 1, 1984, as follows:

        1. Section 2.01 of the Plan is hereby amended to read hereafter as follows:

        "2.01 Appointment of Committee. This Plan shall be administered by the Personnel Committee of the Board of Directors or such other persons who shall be appointed by the Board of Directors (hereinafter referred to as the "Committee") and by the Vice President of Human Resources of Houston Lighting & Power Company, who shall be the Administrator of the Plan. The Board of Directors may remove a Committee member for any reason by giving him ten (10) days' written notice; and the Board of Directors shall fill any vacancies thus created."

        2. Section 2.02 of the Plan is hereby amended to read hereafter as follows:

        "2.02 Named Fiduciary. The Vice President of Human Resources of Houston Lighting & Power Company, as Administrator, shall be the Named Fiduciary of the Plan."

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      IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, each of which shall be deemed an original but all of which shall constitute one and the same instrument, this 20th day of July, 1984, but effective July 1, 1984.


                                           HOUSTON INDUSTRIES INCORPORATED


                                           By  /s/ [ILLEGIBLE]
                                               -------------------------------
                                               Vice President




ATTEST:


/s/ [ILLEGIBLE]
-------------------------------
         Secretary


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                         HOUSTON INDUSTRIES INCORPORATED
                             EXECUTIVE BENEFITS PLAN


                                Second Amendment

      Houston Industries Incorporated ("Company"), a Texas corporation, having established an Executive Benefits Plan, effective June 1, 1982, (the "Plan"), and having been authorized by the Board of Directors of the Company to amend the Plan as set forth herein, pursuant to Section 7.01 of the Plan, does hereby amend the Plan effective May 7, 1986, as follows:

       1. Section 2.01 of the Plan is hereby amended to read hereafter as follows:

       "2.01 Appointment of Committee. This Plan shall be administered by the Personnel Committee of the Board of Directors or such other persons who shall be appointed by the Board of Directors (hereinafter referred to as the "Committee") and by the Secretary of the Compensation and Benefits Committee of Houston Industries Incorporated, who shall be the Administrator of the Plan. The Board of Directors may remove a Committee member for any reason by giving him ten (10) days' written notice; and the Board of Directors shall fill any vacancies thus created."

       2. Section 2.02 of the Plan is hereby amended to read hereafter as follows:


       "2.02 Named Fiduciary. The Secretary of the Compensation and Benefits Committee of Houston Industries Incorporated, as Administrator, shall be Named Fiduciary of the Plan."

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      IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, each of which shall be deemed an original but all of which shall constitute one and the same instrument, this 23rd day of March, 1987, but effective May 7, 1986.


                                        HOUSTON INDUSTRIES INCORPORATED


                                        By /s/ [ILLEGIBLE]
                                           ------------------------------------
                                           Executive Vice President and
                                           Chief Financial Officer




ATTEST:

/s/ [ILLEGIBLE]
---------------------------
Secretary


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                         HOUSTON INDUSTRIES INCORPORATED
                             EXECUTIVE BENEFITS PLAN

                      (Established Effective June 1, 1982)


                                 Third Amendment


               Houston Industries Incorporated, a Texas corporation (now known as Reliant Energy, Incorporated and hereinafter referred to as the "Company"), having established the Houston Industries Incorporated Executive Benefits Plan, effective June 1, 1982 and as thereafter amended (the "Plan"), and having reserved the right under Section 7.01 thereof to amend the Plan, does hereby amend the Plan effective as of the dates specified herein, as follows:

        1. Effective as of May 5, 1999, Sections 1.02(a) and 1.02(b) of the Plan are hereby amended to read as follows:

               "(a)   'Plan' means the Reliant Energy, Incorporated Executive
        Benefits Plan set forth herein, effective June 1, 1982, as the same may be amended from time to time.

               (b) 'Company' means Reliant Energy, Incorporated, a Texas corporation, or any successor."

        2. Effective as of January 1, 1999, Section 3.01 of the Plan is hereby amended by adding the following sentence at the end thereof:

        "No Employee shall be eligible to commence participation in the Plan from and after January 1, 1999."






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               IN WITNESS WHEREOF, Reliant Energy, Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 17th day of September, 1999, but effective as of the dates stated herein.

                                            RELIANT ENERGY, INCORPORATED



                                            By /s/ LEE W. HOGAN
                                              -------------------------------
ATTEST:


/s/ [ILLEGIBLE]
--------------------------






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